UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported) November 10, 2003

SBA COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-30110	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

5900 Broken Sound Parkway NW	Boca Raton, Florida	33487
(Address of Principal Executive Offices)		(Zip code)

(561) 995-7670

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition

On November 10, 2003, SBA Communications Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2003	SBA COMMUNICATIONS CORPORATION

/s/ John F. Fiedor

John F. Fiedor Chief Accounting Officer

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